SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report January 11, 2002
(Date of earliest event reported)

FORD MOTOR COMPANY

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-3950	38-0549190

(Commission File Number)	(IRS Employer Identification No.)

One American Road, Dearborn, Michigan	48126

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Item 5. Other Events.

     Our news releases dated January 11, 2002 concerning (i) restructuring actions and (ii) first quarter 2002 dividends on our common and Class B stock, filed as Exhibit 20.1 and 20.2 hereto, are incorporated by reference. A slide presentation to news media and security analysts that occurred on January 11, 2002, filed as Exhibit 99 hereto, also is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 20.1	News Release dated January 11, 2002	Filed with this Report
Exhibit 20.2	News Release dated January 11, 2002	Filed with this Report
Exhibit 99	Slide Presentation dated January 11, 2002	Filed with this Report

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

FORD MOTOR COMPANY (Registrant)

Date:	January 11, 2002	By: /s/Peter Sherry, Jr. Peter Sherry, Jr. Assistant Secretary

EXHIBIT INDEX

Designation	Description

Exhibit 20.1	News Release dated January 11, 2002	Filed with this Report
Exhibit 20.2	News Release dated January 11, 2002	Filed with this Report
Exhibit 99	Slide Presentation dated January 11, 2002	Filed with this Report